BlackRock Funds III

iShares MSCI Total International Index Fund

(the “Fund”)

Supplement dated September 27, 2019 to the Statement of Additional Information of the Fund dated April 30, 2019 (the “SAI”)

Part I of the SAI is amended as follows:

The section entitled “Portfolio Transactions and Brokerage—Securities Lending” is deleted in its entirety and replaced with the following:

Securities Lending

Each Master Portfolio conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Master Portfolios and to retain an affiliate of the Master Portfolio as lending agent. To the extent that a Master Portfolio engages in securities lending, BlackRock Institutional Trust Company, N.A. (previously defined as “BTC”), an affiliate of BFA, acts as securities lending agent for the Master Portfolio, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by MIP’s Board.

The Master Portfolios retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in money market funds advised by BFA or its affiliates, and such fees will not be subject to any waivers. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”). Such money market fund shares will not be subject to a sales load, distribution fee or service fee. If the money market fund’s weekly liquid assets fall below 30% of its total assets, the board of directors of the money market fund, including the majority of the non-interested directors of the money market fund, is permitted at any time, if it determines it to be in the best interests of the money market fund, to impose a liquidity fee of up to 2% on all redemptions or impose a redemption gate that temporarily suspends the right of redemption out of the money market fund. In addition, if the money market fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the board of directors of the money market fund, including the majority of the non-interested directors of the money market fund, will impose a liquidity fee in the default amount of 1% on all redemptions, generally effective as of the next business day, unless the board of directors of the money market fund, including the majority of the non-interested directors of the money market fund, determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the money market fund. The shares of the money market fund purchased by the Master Portfolios would be subject to any such liquidity fee or redemption gate imposed.

Under the securities lending program, each Master Portfolio is categorized into a specific asset class. The determination of a Master Portfolio’s asset class category (fixed income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between MIP and BTC.

Pursuant to the current securities lending agreement: (i) Large Cap Index Master Portfolio retains 73.5% of securities lending income (which excludes collateral investment fees), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees. Pursuant to the current securities lending agreement: (i) Total International ex U.S. Index Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Large Cap Index Master Portfolio, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 80% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees. Commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Total International ex U.S. Index Master Portfolio, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 85% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

Prior to January 1, 2019, each Master Portfolio was subject to a different securities lending fee arrangement.

The services provided to each Master Portfolio by BTC, in the most recent fiscal year ended December 31, 2018, primarily included the following:

(1)	selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of each Master Portfolio with each such borrower;

(2)	negotiating the terms of securities loans, including the amount of fees;

(3)	directing the delivery of loaned securities;

(4)	monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;

(5)	investing cash collateral received in connection with any loaned securities;

(6)	monitoring distributions on loaned securities (for example, interest and dividend activity);

(7)

in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and

(8)	terminating securities loans and arranging for the return of loaned securities to each Master Portfolio at loan termination.

The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of each Master Portfolio during its most recent fiscal year ended December 31, 2018.

	Total International ex U.S. Index Master Portfolio	Large Cap Index Master Portfolio
Gross income from securities lending activities	$953,411	$11,989,557
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	$62,366	$629,751
Cash collateral management expenses not included in securities lending income paid to BTC	$15,804	$218,030
Administrative fees not included in securities lending income paid to BTC	$0	$0
Indemnification fees not included in securities lending income paid to BTC	$0	$0
Rebates (paid to borrowers)	$597,712	$9,443,234
Other fees not included in securities lending income paid to BTC	$0	$0
Aggregate fees/compensation for securities lending activities	$675,882	$10,291,015
Net income from securities lending activities	$277,529	$1,698,542

Shareholders should retain this Supplement for future reference.

SAI-TI-0919SUP